UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2005

LONG BEACH SECURITIES CORP.
(as depositor under the Pooling and Servicing Agreement,
dated as of March 1, 2005, providing for the issuance of
Asset-Backed Certificates, Series 2005‑2)
 (Exact name of registrant as specified in its charter)

  333-109318
(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806
(Address of principal executive offices, with zip code)

(714) 939-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Description of the Certificates and the Mortgage Pool

Long Beach Securities Corp. (the “Registrant”) plans a series of certificates, entitled Long Beach Mortgage Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2005, among the Registrant as depositor, Long Beach Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee.  The Certificates to be designated as the Series 2005-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool of fixed rate and adjustable rate, first lien residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Goldman, Sachs & Co. and WaMu Capital Corp. (together, the “Underwriters”) have advised the Registrant that they have furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriters.  The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors.  The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01         Financial Statements and Exhibits

                        (a)        Financial Statements.

                                    Not applicable.

                        (b)        PRO FORMA Financial Information.

                                    Not applicable.

                        (c)        Exhibits

Exhibit No.	Item 601(A) of Regulation S-K Exhibit No.	Description

1	99.1	Collateral Term Sheets (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. and WaMu Capital Corp. to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2005-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2005

LONG BEACH SECURITIES CORP.

By:	/s/ Deven Patel

Name: Deven Patel
Title: Authorized Officer

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

99.1	Collateral Term Sheets (as defined in Item 8.01) that have been provided by Goldman, Sachs & Co. and WaMu Capital Corp. to certain prospective purchasers of Long Beach Mortgage Loan Trust Asset-Backed Certificates, Series 2005-2.	P

EXHIBIT 99.1

FILED BY PAPER